SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K /A

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

May 22, 2014

Date of Report (Date of Earliest Event Reported)

Medient Studios, Inc.

 (Exact name of registrant as specified in its charter)

Nevada	000-53835	41-2251802
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

131 Southern Blvd Bloomingdale, Georgia	31405
(Address of principal executive offices)	(Zip Code)

(912) 298-2000

  (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A is being filed solely to correct the address for the Company.  No other changes have been made from the Form 8-K filed June 16, 2014.

Item 3.02: Unregistered Sales of Equity Securities

On May 22, 2014, the registrant issued 29,565,217 common shares to David Patterson as consideration for him joining the registrant’s Board of Directors.  The expected value of his contribution as a director is $103,478.  These shares were issued under the private placement exemption under Section 4(a)(2) of the Securities Act.  Mr. Patterson has enough knowledge to be considered a sophisticated investor, has access to the type of information normally provided in a prospectus for a registered securities offering, and has agreed not to resell or distribute the securities to the public.

On June 12, 2014, the registrant issued 40,000,000 Series A preferred shares, par value $0.001 per share, to Jake Shapiro as consideration for him being elected as the registrant’s Chief Executive Officer.  The value of the shares paid for Mr. Shapiro’s services was $64,000.  These preferred shares have a voting power of 250 votes per share.  These shares were issued under the private placement exemption under Section 4(a)(2) of the Securities Act.  Mr. Shapiro has enough knowledge to be considered a sophisticated investor, has access to the type of information normally provided in a prospectus for a registered securities offering, and has agreed not to resell or distribute the securities to the public.

Item 5.02: Departure of Certain Officer, Election of Directors, Appointment of Certain Officers

On May 22, 2014, David Patterson was elected to be a director of the registrant.  As consideration for becoming a director, Mr. Patterson is being issued 29,565,217 common shares of the registrant.  His initial term shall be a period of one year.  There are no committees of the board of directors to which he has been named.  Mr. Patterson has not had any transactions with related parties.  There are no material plans, contracts, or arrangements to which Mr. Patterson is a party.

On June 9, 2014, Manu Kumaran was removed from his position as Chief Executive Officer and as Chairman of the Board of the registrant by a vote of the Board of Directors.

On June 9, 2014, Jake Shapiro was appointed as the Chief Executive Officer of the registrant.

Jake Shapiro, 43, has been with Medient since 2012.  From 2007 through 2011, he was the president of Belle Haven Capital.  From 2011 through 2012, he worked as a private consultant.  From 2012 through June 9, 2014, he was the president of corporate finance for Medient Studios.  He graduated from the Rutgers University School of Management in 1995 with an MBA in finance, and graduated from Rutgers University in 1992 with a BA in Political Science, History, and Economics.

Item 8.01: Other Events

On June 9, 2014, Charles Koppelman, a director of the registrant, was appointed to be Chairman of the Board of the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Medient Studios, Inc.

By:      /s/ Jake Shapiro

Jake Shapiro

Chief Executive Officer

Dated:  June 16, 2014